UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

February 1, 2025

Date of Report (Date of earliest event reported)

Quipt Home Medical Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

001-40413	N/A
(Commission File Number)	(IRS Employer Identification No.)

1019 Town Drive
Wilder, Kentucky	41076
(Address of principal executive offices)	(Zip Code)

(859) 878-2220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without Par Value	QIPT	The Nasdaq Capital Market
	QIPT	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On February 1, 2025, Quipt Home Medical Corp. (the “Quipt”) and Forager Fund, L.P. (“Forager Fund”) and Forager Capital Management, LLC (“Forager Capital”, and together with Forager Fund, “Forager”) entered into a Non-Disclosure and Standstill Agreement (the “Agreement”).  The Agreement provides for customary terms related to the non-solicitation of Quipt officers and employees and the non-disclosure and use of confidential information of Quipt (“Confidentiality”).  The Agreement also provides that Forager, and other representatives of Forager will, for a period of six (6) months after the date of the Agreement, not directly or indirectly acquire (or propose or agree to acquire), by purchase or otherwise, any equity securities or assets of Quipt, or rights or options to acquire interests in any of Quipt’s equity securities or assets (the “Standstill”) without the prior advance approval in writing by the Board of Directors (the “Board”) of Quipt.

In addition to the Confidentiality and Standstill provisions, at the 2025 annual general meeting of shareholders of Quipt scheduled to be held on March 17, 2025 and any special meeting that may be called on or before December 31, 2025 (including any adjournments, reschedulings, continuations or postponements thereof, collectively, the “Meeting”), Forager has agreed to (i) be represented in person or by proxy or otherwise cause all Common Shares (the “Common Shares”) that are beneficially owned by Forager and/or its subsidiaries and affiliates (collectively, the “Investor Group”), or in which the Investor Group exercises control or direction over, to be counted as present for purposes of establishing a quorum at the Meeting, (ii) vote, or cause to be voted, all Common Shares that the Investor Group beneficially owns or exercises control or direction over on Quipt’s proxy or voting instruction form in favor of (A) each of the directors nominated by the Board and recommended by the Board for election to the Board (and not in favor of any other nominees for election to the Board), and (B) each other matter or proposal recommended for shareholder approval by the Board, and (iii) not execute any proxy or voting instruction form in respect of the Meeting other than the proxy or voting instruction form being solicited by or on behalf of management of Quipt.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quipt Home Medical Corp.

Date:	February 3, 2025	By:	/s/ Hardik Mehta
Hardik Mehta
Chief Financial Officer